Ivy Funds

Supplement dated May 2, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

as supplemented February 6, 2018, February 26, 2018, April 12, 2018, April 13, 2018 and April 30, 2018

The following replaces the “Portfolio Managers” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 39:

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Senior Investment Manager and Head of Emerging Debt of Pictet UK; Wee-Ming Ting, Senior Investment Manager and Head of Asian Fixed Income of Pictet Singapore; Philippe Petit, Senior Investment Manager of Pictet Singapore; Guido Chamorro, Senior Investment Manager of Pictet UK; Carrie Liaw, Investment Manager of Pictet Singapore; and Alper Gocer, Senior Investment Manager of Pictet UK. Each of Ms. Barton, Mr. Ting, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; and Mr. Gocer has managed the Fund since May 2018.

The following replaces the first two paragraphs of “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 106:

Ivy Pictet Emerging Markets Local Currency Debt Fund: The Pictet Investment Team is primarily responsible for the day-to-day portfolio management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Wee-Ming Ting, Philippe Petit, Guido Chamorro, Carrie Liaw and Alper Gocer. Each of Ms. Barton, Mr. Ting, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; and Mr. Gocer has managed the Fund since May 2018. Ms. Barton serves as Senior Investment Manager and Head of Emerging Debt with responsibility for investment management, product development and client relations. She joined Pictet UK in 2004 as an emerging debt analyst and is a CFA Charter holder. Ms. Barton graduated with a BA in Philosophy, Politics and Economics from Balliol College, Oxford and holds an MSC with distinction in Development Finance from the Centre for Financial Management Studies, SOAS (School of Oriental and African Studies), part of the University of London.

The following is inserted as a new paragraph following “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 106:

Alper Gocer joined Pictet UK in 2016 as a Senior Investment Manager in the Total Return Emerging Markets team. Mr. Gocer graduated with a Bachelor of Science degree in Industrial Engineering from Bilkent University and holds a Master’s degree in Finance from the London Business School.

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